CERTIFICATION PURSUANT TO 18 U.S.C. §1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CX2 Technologies., Inc. (the "Company") on Form 10-Q/A for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raimundo Dias , Chief Executive Officer, President, and Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge :

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the period covered by the Report.

Date: February 15, 2010

/s/ Raimundo Dias
Raimundo Dias, Chief Executive Officer, President, Principal
Executive, Financial and Accounting Officer